EXHIBIT 10.2

Jiangxi Yingtan Huaxin Livestock Co., Ltd

Equity Transfer Agreement

Transferor:	Xu Dengfu (hereinafter referred to as “Party A”)
ID No.: 360622195305137717

Transferee: Beijing Huaxin Tianying Livestock Technology Co., Ltd (hereinafter referred to as “Party B”)

This agreement is made and entered into as of January 13, 2010 by both parties in respect of the Equity Transfer of Jiangxi Yingtan Huaxin Livestock Co., Ltd (hereinafter referred to as “Yingtan Huaxin”).

Now, THEREFORE, both parties, basing on the principles of equality and mutual benefits, through friendly negotiations, hereby agree as follows:

1.	Equity Transfer

Party A agrees to transfer to Party B the 1% equity of Yingtan Huaxin (hereinafter referred to as “Transferring Equity” it holds.

2.	Warranty

2.1.
Party A warrants that the Transferring Equity it desires to transfer to Party B is its true capital contribution in Yingtan Huaxin, furthermore, Party A lawfully holds the Transferring Equity and has the full right of disposition.  Party A warrants that the Transferring Equity is free and clear of any mortgage, pledge, guarantee and claims of any third party.  Otherwise Party A shall be responsible for all relevant liabilities.

2.2.	After transferring to Party B the Transferring Equity, the relevant rights and obligations of Party A in Yingtan Huaxin shall be transferred to and borne by Party B.

3.	Amendment and Rescission

Parties may amend or rescind this Agreement in writing under any of the following:

a)	This Agreement becomes unenforceable due to force majeure or the external reasons which no party has negligence but unavoidable.

b)	A party has forfeited the ability of performing this agreement.

c)	Breach of this agreement by a party or parties seriously damages the benefits of Non-defaulting Party and makes the performance of this Agreement become unnecessary.

d)	Both Parties agree to amend or rescind this agreement through negotiation under the change of actual circumstances.

4.	Dispute Resolution

4.1.	Any dispute in connection with the effectiveness, performance, default and rescission shall be settled by both parties through friendly negotiation.

4.2.	In the event that parties fail to negotiate, any party may submit the dispute to the People’s Court.

5.	Condition and Dateof Effectiveness

This Agreement shall come into force after executed by both parties.

6.	This Agreement is made in a set of 4 copies, each party shall hold one copy, Yingtan Huaxin shall hold one copy, and one copy shall be filed to Administration of Industry and Commerce.

EXECUTION PAGE

Transferor: Xu Dengfu

(Signature)/s/ Xu Dengfu

Transferee: Beijing Huaxin Tianying Livestock Technology Co., Ltd.

(Signature) Beijing Huaxin Tianying Livestock Technology Co., Ltd.

January 13, 2010